STONEGATE MORTGAGE APPOINTS CARRIE PRESTON AS CHIEF FINANCIAL OFFICER

Indianapolis, IN - February 19, 2016 - Stonegate Mortgage Corporation (NYSE: SGM), a leading publicly traded mortgage company focused on originating, financing and servicing U.S. residential mortgage loans, today announced Carrie Preston, current Chief Accounting Officer, as its Chief Financial Officer effective March 4, 2016.

Commenting on Ms. Preston, Richard A. Kraemer, Chief Executive Officer, said, “Carrie’s twenty years as an industry veteran and specialties in accounting, auditing and financial reporting for publicly-traded companies make her a valuable addition to our executive team; I look forward to working closely with her as we continue to both maintain and grow Stonegate Mortgage’s reputation as a leader in the mortgage industry.”

Ms. Preston is a CPA and joined Stonegate Mortgage in October 2014 as Chief Accounting Officer, where she was responsible for leading the accounting and SEC reporting teams, as well as managing technical accounting research and key aspects of compliance. Prior to this, she consulted for Stonegate Mortgage for Sarbanes-Oxley and financial reporting, and served as Chief Financial Officer for Union Mortgage Group, Inc. and Senior Vice President and Controller of Saxon Capital, Inc.

“Stonegate Mortgage is rooted in strong financial principles and compliance, key components in creating long-term shareholder value,” said Ms. Preston. “Those factors make the company well-positioned for future financial success, and I am looking forward to assuming my role as CFO for the company.”

Ms. Preston replaces Robert Eastep, who is leaving the company to pursue other opportunities.

Commenting on Mr. Eastep’s service as CFO, Mr. Kraemer said, “Rob has played an instrumental role on our executive team, providing important insights and managing high-functioning finance and accounting teams. We are grateful for his dedication and leadership and wish him well in his future endeavors.”

“I am pleased to have had the opportunity to work closely with Stonegate Mortgage’s executive team,” said Mr. Eastep. “I am confident that Stonegate Mortgage will continue to prosper based on the strength of the financial teams and the leadership of Ms. Preston and the rest of the executive team.”

About Stonegate Mortgage Corporation

Founded in 2005, Stonegate Mortgage Corporation (NYSE: SGM) is a leading, publicly traded, mortgage company that originates, finances and services agency and non-agency residential mortgages through its network of retail offices and approved third party originators. Stonegate Mortgage also provides financing through its fully integrated warehouse lending platform, NattyMac. Stonegate Mortgage's operational excellence, financial strength, dedication to customer service and commitment to technology have positioned the firm as a leading provider in the housing finance market.

For more information on Stonegate Mortgage Corporation, please visit www.stonegatemtg.com

Forward Looking Statements

Various statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. Our forward- looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "intend," "anticipate," "potential," "plan," "goal" or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this press release speak only as of the date of this press release; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed in the "Risk Factors" section within our 2014 Annual Report on Form 10-K filed on March 6, 2015 and any revisions to those Risk Factors in subsequent filings, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

Media Contact:
Sloane & Company (on behalf of Stonegate Mortgage Corporation)
Whit Clay, 212-446-1864
wclay@sloanpr.com

or

Investor Contact:
Stonegate Mortgage Corporation
Michael McFadden, 317-663-5904
michael.mcfadden@stonegatemtg.com
Source: Stonegate Mortgage Corporation

STONEGATE MORTGAGE APPOINTS CARRIE PRESTON AS CHIEF FINANCIAL OFFICER

Indianapolis, IN – February 19, 2016 - Stonegate Mortgage Corporation (NYSE: SGM), a leading publicly traded mortgage company focused on originating, financing and servicing U.S. residential mortgage loans, today announced Carrie Preston, current Chief Accounting Officer, as its Chief Financial Officer effective March 4, 2016.

Commenting on Ms. Preston, Richard A. Kraemer, Chief Executive Officer, said, “Carrie’s twenty years as an industry veteran and specialties in accounting, auditing and financial reporting for publicly-traded companies make her a valuable addition to our executive team; I look forward to working closely with her as we continue to both maintain and grow Stonegate Mortgage’s reputation as a leader in the mortgage industry.”

Ms. Preston is a CPA and joined Stonegate Mortgage in October 2014 as Chief Accounting Officer, where she was responsible for leading the accounting and SEC reporting teams, as well as managing technical accounting research and key aspects of compliance. Prior to this, she consulted for Stonegate Mortgage for Sarbanes-Oxley and financial reporting, and served as Chief Financial Officer for Union Mortgage Group, Inc. and Senior Vice President and Controller of Saxon Capital, Inc.

“Stonegate Mortgage is rooted in strong financial principles and compliance, key components in creating long-term shareholder value,” said Ms. Preston. “Those factors make the company well-positioned for future financial success, and I am looking forward to assuming my role as CFO for the company.”

Ms. Preston replaces Robert Eastep, who is leaving the company to pursue other opportunities.

Commenting on Mr. Eastep’s service as CFO, Mr. Kraemer said, “Rob has played an instrumental role on our executive team, providing important insights and managing high-functioning finance and accounting teams. We are grateful for his dedication and leadership and wish him well in his future endeavors.”

“I am pleased to have had the opportunity to work closely with Stonegate Mortgage’s executive team,” said Mr. Eastep. “I am confident that Stonegate Mortgage will continue to prosper based on the strength of the financial teams and the leadership of Ms. Preston and the rest of the executive team.”

About Stonegate Mortgage Corporation

Founded in 2005, Stonegate Mortgage Corporation (NYSE: SGM) is a leading, publicly traded, mortgage company that originates, finances and services agency and non-agency residential mortgages through its network of retail offices and approved third party originators. Stonegate Mortgage also provides financing through its fully integrated warehouse lending platform, NattyMac. Stonegate Mortgage's operational excellence, financial strength, dedication to customer service and commitment to technology have positioned the firm as a leading provider in the housing finance market.

For more information on Stonegate Mortgage Corporation, please visit www.stonegatemtg.com.

Forward Looking Statements

Various statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. Our forward- looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "intend," "anticipate,"

"potential," "plan," "goal" or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this press release speak only as of the date of this press release; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed in the "Risk Factors" section within our 2014 Annual Report on Form 10-K filed on March 6, 2015 and any revisions to those Risk Factors in subsequent filings, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

Media Contact:
Sloane & Company (on behalf of Stonegate Mortgage Corporation)
Whit Clay, 212-446-1864
wclay@sloanpr.com
or
Investor Contact:
Stonegate Mortgage Corporation
Michael McFadden, 317-663-5904
michael.mcfadden@stonegatemtg.com
Source: Stonegate Mortgage Corporation